UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 21, 2012

Date of Report (date of earliest event reported)

GIGOPTIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices)

(408) 522-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 21, 2012, the board of directors of GigOptix, Inc. (the “Company”), accepting the recommendation of the independent directors of the Company’s board of directors (the “Board”), elected David T. (Tom) Mitchell to serve as a Board director commencing June 25, 2012. Mr. Mitchell will serve as a Class I director until the next election of Class I directors which will occur at the Company’s 2012 annual meeting of stockholders.

Mr. Mitchell has not previously held any position with the Company, and there are no related party transactions between the Company and Mr. Mitchell that are reportable under Item 404(a) of Regulation S-K. Mr. Mitchell does not have any family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There are no arrangements or understandings between Mr. Mitchell and any other person pursuant to which Mr. Mitchell was selected as a director.

In connection with his directorship, Mr. Mitchell will not receive any Board fees or other cash compensation for his services, but will be reimbursed for reasonable travel expenses to attend Board meetings. In addition, Mr. Mitchell will receive non-qualified stock options under the Company’s 2008 Equity Incentive Plan (the “EIP”) to purchase 50,000 shares at an exercise price of $2.32, which was the price per share at which the Company’s common stock closed on June 21, 2012. The stock options will vest and become exercisable as follows: 12,500 shares will vest and become exercisable on June 25, 2013, with an additional 3,125 shares to vest on a quarterly basis thereafter with all of the shares of stock to be fully vested and exercisable on June 25, 2016. Furthermore, as it has done with the other non-employee directors, the Company has agreed on June 25, 2012 that 100% of any unvested awards under the EIP issued to Mr. Mitchell will vest in the event of a change of control transaction. A copy of the Amendment of Awards is attached hereto as Exhibit 10.1, and is substantially the same as the form of Amendment of Awards of Directors attached as Exhibit 10.7 to the Current Report on Form 8-K filed by the Company on March 28, 2012. The foregoing description of the Amendment of Award for Mr. Mitchell does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendment of Awards dated June 25, 2012.

Exhibit 99.1	Press release issued by GigOptix, Inc. dated June 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz

Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: June 26, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amendment of Awards dated June 25, 2012.

Exhibit 99.1	Press release issued by GigOptix, Inc. dated June 25, 2012.